FINANCIAL INVESTORS TRUST

Seafarer Overseas Value Fund

(the “Fund”)

SUPPLEMENT DATED FEBRUARY 6, 2023, TO THE

SUMMARY PROSPECTUS AND PROSPECTUS

DATED AUGUST 31, 2022

Effective February 6, 2023, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

Summary Prospectus/Summary Section

The section titled “Portfolio Manager” in the Summary Prospectus and the Summary section of the Prospectus is hereby deleted and replaced in its entirety with the following:

Portfolio Manager

Paul Espinosa is the Lead Portfolio Manager of the Fund, and has primary responsibility for the day-to-day management of the Fund’s portfolio. Andrew Foster and Brent Clayton are the Co-Portfolio Managers of the Fund. Mr. Espinosa and Mr. Foster have held their roles since the inception of the Fund in May 2016. Mr. Clayton has held his role since February 2023.

Prospectus

The following row is added to the table in the section of the Prospectus titled “PORTFOLIO MANAGERS”:

Portfolio Manager	Fund(s)	Experience
Brent Clayton	Seafarer Overseas Value Fund

Brent Clayton is a Co-Portfolio Manager of the Seafarer Overseas Value Fund, and has been so since February 2023.

Before joining Seafarer Capital Partners in 2018, Mr. Clayton served as Co-Portfolio Manager, Head of Fundamental Research, and Equity Analyst at LR Global Partners, an investment firm focused on value-based investing in frontier and emerging markets.

Mr. Clayton holds an A.B. with Honors in Government from Dartmouth College. He is a CFA charterholder and a member of the CFA Institute.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE